Scudder Large Company Growth Fund

Supplement to Prospectus
Dated March 1, 1999

Scudder Large Company Growth Fund (the "fund") currently offers two classes of shares to provide investors with different purchase options. The two options are: Scudder shares and Class R shares. Class R shares are described in this supplement to the prospectus.

Class R shares are available for purchase by participants of certain employer-sponsored retirement plans. Class R shares currently are available for purchase through certain financial intermediaries as well as third-party providers and other entities. Share certificates are not available for Class R shares.

The following information supplements the following indicated sections of the prospectus:

Past performance

As Class R shares do not have a full calendar year of performance, no past performance data is provided. However, the chart and table on page 3 of the prospectus show how the total returns for the fund's Scudder shares have varied from year to year, which may give some idea of risk. Scudder shares are not offered in this supplement to the prospectus but have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses.



August 1, 1999

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Fee and expense information

The following information is designed to help you understand the estimated fees and expenses that you may pay if you buy and hold Class R shares of the fund.

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 Shareholder fees: Fees paid directly from your investment.
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 Maximum sales charge (load) imposed on purchases (as % of     NONE
 offering price)
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 Maximum deferred sales charge (load)                          NONE
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 Maximum sales charge (load) imposed on reinvested             NONE
 dividends/distributions
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 Redemption fee (as % of amount redeemed, if applicable)       NONE*
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 Exchange fee                                                  NONE
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 Annual fund operating expenses (expenses that are deducted from fund assets):
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 Management fee                                                0.70%
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 Distribution (12b-1) fees and service fees                    0.00%**
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 Other expenses                                                0.76%***
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 Total annual fund operating expenses                          1.46%
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*   If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and redemptions."

**  The Class R shares are subject to a Rule 12b-1 and Administrative
    Services Plan (the "Plan"), which allows for payment of a fee of up to 0.25% for distribution-related services. Currently, the fund's Board of Trustees (the "Board") has not authorized payment under the Plan. The Board, however, may authorize payment under the Plan at any time. If payment under the Plan is authorized, the administrative services fee described below would be reduced.

*** Includes an administrative services fee of 0.25% in addition to other class specific expenses, such as transfer agent and certain registration fees, which amounts may vary with class size and other factors. Because the inception date of the Class R shares is August 1, 1999, "Other expenses" are estimated based upon the amounts incurred by the Scudder shares of the fund during the fiscal year ended October 31, 1998.

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Example

This example is intended to help you compare the cost of investing in Class R shares of the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

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One Year                                                $ 149
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Three Years                                             $ 462
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Five Years                                              $ 797
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Ten Years                                              $1,746
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Distributions

Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Financial highlights

As Class R is a new class of the fund, no financial highlight data is available.

Transaction information

Share price

Net asset value per share is calculated separately for each class of the fund and is calculated by dividing the value of the total fund assets attributable to a class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

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Purchases

To open an account

Class R shares are available only through employer-sponsored retirement plans. Please consult your plan administrator or plan representative for more information on how to purchase shares.

To buy additional shares

Please consult your plan administrator or plan representative for more information on how to purchase shares.

Exchanges and redemptions

To exchange shares

Shareholders of Class R shares may exchange their Class R shares only for shares of funds authorized for exchange by the applicable plan. Please consult your plan administrator or plan representative for more information concerning exchanges of shares.

To sell shares

Please consult your plan administrator or plan representative for more information on how to sell your shares.